CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable All Cap Value Fund (the "Registrant"), each certify to the best of his or her knowledge that:

        1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                 Chief Administrative Officer
Greenwich Street Series Fund -          Greenwich Street Series Fund -
Salomon Brothers Variable               Salomon Brothers Variable
All Cap Value Fund                      All Cap Value Fund



/s/ R. Jay Gerken                       /s/ Richard Peteka
-------------------                     --------------------
R. Jay Gerken                           Richard Peteka
Date: August 28, 2003                   Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of Greenwich Street Series Fund - Diversified Strategic Income Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

        1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                          Chief Administrative Officer
Greenwich Street Series Fund -                   Greenwich Street Series Fund -
Diversified Strategic Income Portfolio           Diversified Strategic Income Portfolio

/s/ R. Jay Gerken                                /s/ Richard Peteka
---------------------------                      -----------------------------------
R. Jay Gerken                                    Richard Peteka
Date: August 28, 2003                            Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Emerging Growth Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Administrative Officer
Greenwich Street Series Fund              Greenwich Street Series Fund
Salomon Brothers Variable                 Salomon Brothers Variable
Emerging Growth Fund                      Emerging Growth Fund

/s/ R. Jay Gerken                         /s/ Richard Peteka
---------------------------               -----------------------------------
R. Jay Gerken                             Richard Peteka
Date: August 28, 2003                     Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and LEWIS E. DAIDONE, Chief Administrative Officer of Greenwich Street Series Fund - Equity Index Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                Chief Administrative Officer
Greenwich Street Series Fund           Greenwich Street Series Fund
Equity Index Portfolio                 Equity Index Portfolio

/s/ R. Jay Gerken                      /s/ Lewis E. Daidone
---------------------------            -----------------------------------
R. Jay Gerken                          Lewis E. Daidone
Date: August 28, 2003                  Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Growth & Income Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Administrative Officer
Greenwich Street Series Fund                Greenwich Street Series Fund
Salomon Brothers Variable                   Salomon Brothers Variable
Growth & Income Fund                        Growth & Income Fund

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 -------------------------------
R. Jay Gerken                               Richard Peteka
Date: August 28, 2003                       Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable International Equity Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Chief Executive Officer                        Chief Administrative Officer
Greenwich Street Series Fund                   Greenwich Street Series Fund
Salomon Brothers Variable                      Salomon Brothers Variable
International Equity Fund                      International Equity Fund


/s/ R. Jay Gerken                              /s/ Richard Peteka
---------------------------                    -------------------------------
R. Jay Gerken                                  Richard Peteka
Date: August 28, 2003                          Date: August 28, 2003



This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD PETEKA, Chief Financial Officer of Greenwich Street Series Fund - Salomon Brothers Variable Money Market Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                        Chief Administrative Officer
Greenwich Street Series Fund                   Greenwich Street Series Fund
Salomon Brothers Variable                      Salomon Brothers Variable
Money Market Fund                              Money Market Fund

/s/ R. Jay Gerken                              /s/ Richard Peteka
---------------------------                    -------------------------------
R. Jay Gerken                                  Richard Peteka
Date: August 28, 2003                          Date: August 28, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.